Working together to be the world’s premier timber, land, and forest products company Investor Meetings | September 2016 1

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2 This presentation contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to future prospects, business strategies, revenues, earnings, cash flow, taxes, funds available for distribution, pricing, production, supply, dividend levels, share repurchases, business priorities, performance, cost reductions, operational excellence initiatives, costs and operational synergies, demand drivers and levels, margins, growth, housing markets, capital structure, credit ratings, capital expenditures, cash position, debt levels, and harvests and export markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “continue,” “continued,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “target,” “would” and similar words and terms and phrases using such terms and words. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions concerning future events and are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. Many factors could cause, among other things, one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in these forward-looking statements. Such factors include, without limitation: our ability to successfully integrate the Plum Creek merger; our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and the strength of the U.S. dollar; market demand for our products, including demand for our timberland properties with higher and better uses, which in turn is related to the strength of various U.S. business segments and U.S. and international economic conditions; domestic and foreign competition; raw material prices; energy prices; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation; changes in accounting principles; and the other risk factors described in filings we make from time to time with the Securities and Exchange Commission, including without limitation risk factors described in our annual report on Form 10-K for the year ended December 31, 2015. There is no guarantee that any of the anticipated events or results articulated in this presentation will occur or, if they occur, what effect they will have on the company’s results of operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

3 PROGRESS UPDATE COMMITMENT PROGRESS • Sale of liquid packaging board business closed Aug 31 • Sale of pulp mills to close in Q4 • Collective proceeds of approx. $2.5B, or $1.8B after-tax • Printing papers JV: working with prospective buyers • On track to meet or exceed $100MM “run rate” cost synergy target by end of year one • Operational synergies rolled into OpX targets • Completed $2B accelerated stock buyback in less than 6 months • Investment grade credit rating MERGER SYNERGIES CAPITAL STRUCTURE CELLULOSE FIBERS DIVESTITURE

WEYERHAEUSER'S TRANSFORMATION

2012


CELLULOSE FIBERS
TIMBERLANDS
ASSETS $10.4 BILLION*
WOOD PRODUCTS
WRECO

6 MILLION ACRES

TODAY


TIMBERLANDS
WOOD PRODUCTS
ASSETS $17.7 BILLION*

13 MILLION ACRES

- Acquired Longview Timber
- Divested WRECO
- Merged with Plum Creek
- Divesting Cellulose Fibers

*Book value of assets by business segment. Excludes Unallocated items. Timberlands includes Real Estate and Energy & Natural Resources assets. "Today" excludes assets of discontinued operations.
Source: WY 2016 Q2 10-Q and 2012 10-K.

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WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 6 • Operational excellence • Most value from every acre • Return cash to shareholders • Invest in our businesses • Maintain appropriate capital structure • Premier timber, land, and wood products assets Superior relative total shareholder return PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

THREE BUSINESS SEGMENTS TIMBERLANDS REAL ESTATE, ENERGY & NATURAL RESOURCES WOOD PRODUCTS 7 LARGEST PRIVATE TIMBERLAND OWNER IN THE U.S. • 13 million acres • Unparalleled scale • Highly productive • Sustainably certified LEADER IN MAXIMIZING VALUE FROM EVERY ACRE • Premium recreation and conservation lands • Valuable surface and subsurface resources LEADING WOOD PRODUCTS MANUFACTURER • Lumber, OSB, Engineered Wood, Distribution • Low-cost

UNMATCHED TIMBERLAND PORTFOLIO Note: 13 million acres includes 323,000 acres owned in Uruguay (not shown). Source: WY 2015 10-K, PCL 2015 10-K 8 13 MILLION ACRES Western Region Southern Region Northern Region

9 REAL ESTATE: Maximize value of each of our 13 million acres ENERGY & NATURAL RESOURCES • Capture value of all surface and subsurface assets – Oil and natural gas – Construction materials and minerals – Wind resources HIGHER AND BETTER USE (HBU) • Capture premium values above timberland value – Recreation – Conservation – Development

REAL ESTATE: Delivering the most value from each acre 10 10 Growing & Harvesting Timber Conservation HBU Identify Opportunities to Capture Premium Value (Asset Value Optimization — AVO) ASSESS PROPERTY ATTRIBUTES distance to cities and amenities, access to roads, water, percent uplands Determine Timber Net Present Value for Each Acre SNS ASSESS ECONOMIC ATTRIBUTES population growth, income levels, home values, absorption rates BEST Net Present Value WINS

• Continued improvement through operational excellence • Well-positioned to benefit from improving housing markets 11 LEADING WOOD PRODUCTS PORTFOLIO * Capacity if mills produce exclusively solid section product. Three engineered wood products facilities also produce engineered I-Joists to meet market demand. 2015 production of I-Joists was 185 million lineal feet. 4 VENEER / PLYWOOD FACILITIES 610 million square feet plywood capacity 6 ENGINEERED WOOD MILLS 43 million cubic feet solid section capacity* 19 LUMBER MILLS 4.8 billion board feet capacity 6 OSB MILLS 3.0 billion square feet capacity 1 MEDIUM DENSITY FIBERBOARD MILL 265 million square feet capacity 17 DISTRIBUTION FACILITIES (not shown)

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 12 • Operational excellence • Most value from every acre • Return cash to shareholders • Invest in our businesses • Maintain appropriate capital structure • Premier timber, land, and wood products assets Superior relative total shareholder return PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

GAINS FROM OPERATIONAL EXCELLENCE 13 Timberlands Lumber OSB ELP Distribution Cellulose Fibers $39 MM $21 MM $24 MM $35 MM EBITDA* $8 MM EBITDA* $47 MM $25 MM $25 MM $10 MM $35 MM EBITDA* $28 MM $34 MM EBITDA* OpX CAPTURED THROUGH 2015 $157 MM $174 MM $330 MILLION 2014 RESULTS 2015 RESULTS *Adjusted EBITDA. See appendix for definition.

14 TIMBERLANDS: Relative Performance EBITDA* / ACRE OWNED U.S. WEST EBITDA* / ACRE OWNED U.S. SOUTH Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. **WY excludes Real Estate, Energy & Natural Resources and includes Plum Creek Washington, Oregon and Southern operations for all periods. Longview Timber included beginning in 2014. ***Pope Resources results exclude significant land sales in 2014 Q3 and Q4. Including these sales, 2014 EBITDA/acre = $263. ****Deltic EBITDA calculated as Woodlands operating income plus Woodlands depreciation, amortization and cost of fee timber harvested. $50 $100 $150 $200 $250 2011 2012 2013 2014 2015 $0 $20 $40 $60 $80 2011 2012 2013 2014 2015 WY Timberlands, including Plum Creek** NCREIF Rayonier Pope Resources*** Deltic****

TIMBERLANDS: What Does OpX Mean WE PRODUCE LOGS AND WE HAVE OPPORTUNITIES TO IMPROVE AT EVERY STAGE OF THE PROCESS SEEDLINGS PLANTING SILVICULTURE HARVEST TRANSPORT MARKETING 15

16 TIMBERLANDS: OpX Performance KEY INITIATIVES SEEDLINGS • Nursery & orchard operating cost • Seedling handling efficiency PLANTING & SILVICULTURE • Benchmark both companies to improve treatment costs and product yield HARVEST & TRANSPORTATION • Harvest technology, planning & methods • Transportation planning & central dispatch • Road maintenance & construction cost MARKETING • Merchandise and sell the right log to the right customer OPERATIONAL EXCELLENCE SIGNIFICANTLY INCREASING OpX TARGET TO INCLUDE OPERATIONAL SYNERGIES FOR PLUM CREEK MERGER 2 0 1 4 -1 5 2 0 1 6 PROGRESS GOAL $64 MM $10-20 MM $50-70 MM ORIGINAL GOAL ACHIEVED $20-30 MM ORIGINAL 2016 TARGET ADDITIONAL $200 MM TOTAL GOAL

EBITDA IMPROVEMENT* 17 WOOD PRODUCTS: OpX LUMBER • Rigorous cost control • Improved recovery • Capture full benefit of focused capital investments PROGRESS GOAL $46 MM $15-20 MM 2 0 1 4 -1 5 2 0 1 6 $100 MM TOTAL GOAL • Reliability • Controllable costs • Enhanced product mix PROGRESS GOAL $34 MM $15-20 MM 2 0 1 4 -1 5 2 0 1 6 $60 MM TOTAL GOAL OSB • Controllable manufacturing cost • Improved recovery EBITDA IMPROVEMENT* OPX GOAL $69 MM $10-15 MM 2 0 1 4 -1 5 2 0 1 6 DISTRIBUTION $43 MM 2 0 1 4 -1 5 2 0 1 6 EWP • Improved product margins • Reduced operating costs (warehouse & delivery) • Lower selling expenses *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. $15-20 MM KEY INITIATIVES

18 WOOD PRODUCTS: Relative Performance LUMBER EBITDA MARGIN* RELATIVE PERFORMANCE -5% 0% 5% 10% 15% 20% 2011 2012 2013 2014 2015 2016 Q2 YTDCanfor Lumber Interfor Lumber West Fraser Lumber WY Lumber EWP EBITDA MARGIN* RELATIVE PERFORMANCE -3% 0% 3% 6% 9% 12% 15% 18% 2011 2012 2013 2014 2015 2016 Q2 YTD Boise Wood Products LPX ELP WY ELP -10% 0% 10% 20% 30% 40% 2011 2012 2013 2014 2015 2016 Q2 YTDAinsworth OSB LPX OSB Norbord OSB WY OSB OSB EBITDA MARGIN* RELATIVE PERFORMANCE DISTRIBUTION EBITDA MARGIN* RELATIVE PERFORMANCE -10% -8% -6% -4% -2% 0% 2% 4% 2011 2012 2013 2014 2015 2016 Q2 YTDBoise Distribution Blue Linx Distribution WY Distribution Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. Source for competitor data: public SEC filings | *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts.

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 19 • Operational excellence • Most value from every acre • Return cash to shareholders • Invest in our businesses • Maintain appropriate capital structure • Premier timber, land, and wood products assets Superior relative total shareholder return PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

RETURNING CASH TO SHAREHOLDERS 20 $0.15 $0.17 $0.20 $0.22 $0.29 $0.31 2011 Q1 2012 Q4 2013 Q2 2013 Q3 2014 Q3 2015 Q3 QUARTERLY DIVIDEND PER SHARE $2.5 BILLION AUTHORIZED $2.0 BILLION COMPLETE THROUGH JULY 2016 SUSTAINABLE AND GROWING DIVIDEND SHARE REPURCHASE

TIMBERLANDS – Silviculture – Roads and infrastructure WOOD PRODUCTS – Projects to reduce costs and improve productivity – Maintenance CAPEX REAL ESTATE, ENERGY & NATURAL RESOURCES – Primarily entitlement activities 21 INVESTING IN OUR BUSINESSES * Excludes Cellulose Fibers. 2015 capital expenditures for Cellulose Fibers totaled $118 million. Estimated 2016 CAPEX* $125 million $300 million Minimal

• Committed to solid investment grade credit rating • Partial draw of $2.5 billion post-merger term loans – 18 month loans at favorable floating rates (LIBOR +1.05%) – Attractive delayed draw provisions • Term loans to be paid down primarily through asset sales • Target net debt / Adjusted EBITDA < 3.5x 22 CAPITAL STRUCTURE $0 $400 $800 $1,200 $1,600 $2,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 $ m il li o n s Legacy WY Debt Legacy PCL Debt LONG-TERM DEBT* approximately $6.6 Billion *Excludes borrowings under $2.5 billion 18-month term loan facilities entered into during Feb/March 2016, which totaled $1.4 billion as of 2016 Q2. Excludes note payable to Timberland Venture and long-term debt (nonrecourse to the company) held by variable interest entities. Weighted average cost of $6.6 billion long-term debt approx. 6.0%.

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS 23 • Operational excellence • Most value from every acre • Return cash to shareholders • Invest in our businesses • Maintain appropriate capital structure • Premier timber, land, and wood products assets Superior relative total shareholder return PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

24 CONTINUED GROWTH IN U.S. HOUSING MARKET • U.S. housing starts still well below trend levels • Strength in domestic economy, demographics, and rising employment boost household formations • Anticipate 1.2 million starts in 2016 • Continued growth in single- family share TOTAL U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE 0.0 0.5 1.0 1.5 2.0 2.5 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 M illi on s Quarterly Source: Bureau of Census, *FEA, *RISI Forecast* RISI FEA KEY DRIVER

0 100 200 300 400 500 600 700 800 900 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 $/ M B F Annual Forecast* Source: Log Lines, *FEA, *RISI RISI FEA 25 WESTERN SAWLOGS: POSITIVE OUTLOOK • Stable demand for Japan wood housing • Positive long-term growth in China market • Significant runway for California single-family starts KEY DRIVERS Japan Housing Starts Softwood Log Imports to China Single-Family Residential Building Permits for CA PRICING OUTLOOK DELIVERED DOUGLAS FIR #2 SENSITIVITY $20/MBF ≈ $30 MM Western Sawlogs 0 20 40 60 80 100 120 140 160 180 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 Tho usa nds Quarterly Source: Bureau of Census 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1998 200 2 2 04 2006 2008 2010 2012 2014 2016 Mi llio n U nit s Annual Source: MLIT Wood-Based Houses Non-Wooden Houses YTD Q2 Annualized 0 5 10 15 20 25 30 35 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Mi llio n C ub ic Me ter s Annual So rce: China Gov't Statistics Customs Code Numbers: 4403-2000 Logs, coniferous YTD Q2 Annualized 50% Below Normalized

20 30 40 50 60 70 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 $/ G re en T on Annual Forecast* Source: Timber Mart-South, *FEA, *RISI RISI FEA 26 SOUTHERN SAWLOGS: POSITIVE OUTLOOK 0 5 10 15 20 25 4 20 5 20 6 2007 2008 2009 2010 2011 2012 2013 2014 2015 BB F of L um be r Annual Source: Census, WWPA, COFI • Continued growth in U.S. housing starts and repair and remodel • Canadian lumber supply limited due to pine beetle and lower allowable cuts • Incremental lumber production to come from U.S. South Canadian Lumber Shipments to U.S. PRICING OUTLOOK DELIVERED SOUTHERN AVG PINE SAWLOG KEY DRIVERS U.S. Southern Lumber Production Down 9 BBF vs. Peak SENSITIVITY $5/TON ≈ $75 MM Southern Sawlogs 0 5 10 5 20 25 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 BB F of L um be r Annual Source: Census, WWPA, COFI YTD May Annualized Expected to Exceed Prior Peak

27 LUMBER: IMPROVING DEMAND AND PRICING • Continued growth in U.S. housing • Growth in repair & remodel • Rising operating rates • Pine beetle drives decline in Canadian log supply and lumber production SENSITIVITY $10/MBF ≈ $40 MM Growth in U.S. Repair & Remodel Expenditures KEY DRIVERS Canadian Share of U.S. Lumber Market PRICING OUTLOOK FRAMING LUMBER COMPOSITE 20 25 30 35 40 1995 2000 2005 2010 2015 Pe rc en t Annual Source: Random Lengths, RISI Pine beetle drives decline 150 200 250 300 350 400 450 500 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 $/ M BF Quarterly Sources: Random Lengths, *RISI, *FEA. Q3 average as of Aug 26. Forecast* RISI FEA Q3 Avg X -15 -10 -5 0 5 10 15 1995 1998 2001 2004 2007 2010 2013 2016 % C ha ng e Ye ar A go Quarterly Source: Census

100 150 200 250 300 350 400 450 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 $/ M SF Quarterly Sources: Random Lengths, *RISI, *FEA. Q3 average as of Aug 26. Forecast* RISI FEA Q3 Avg X 28 OSB: IMPROVING DEMAND AND PRICING • Improving housing starts and increasing single-family share • Rising operating rates Single-Family Share of U.S. Total Housing Starts PRICING OUTLOOK NORTH CENTRAL OSB KEY DRIVERS OSB Effective Operating Rate SENSITIVITY $10/MSF ≈ $30 MM 40 50 60 70 80 90 100 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 P er ce nt Quarterly Source: Census Single-family starts up 13% July YTD 30 40 50 60 70 80 90 100 2005 2007 2009 2011 2013 2015 2017 P er ce nt Annual Forecast Source: FEA FEA

APPENDIX

ADJUSTED EBITDA RECONCILIATION: TIMBERLANDS

$ Millions	2011	2012	2013	2014	2015
West	$279	$258	$373	$571	$459
South	226	298	328	410	430
North	29	28	32	47	41
Other	(15)	(8)	46	2	7
Adjusted EBITDA including Legacy Plum Creek operations[1]	**$519**	**$576**	**$779**	**$1,030**	**$937**
Less: EBITDA attributable to Plum Creek	175	203	235	291	260
Weyerhaeuser Timberlands Adjusted EBITDA[2]	**$344**	**$373**	**$544**	**$739**	**$677**
Depletion, Depreciation & Amortization	138	143	168	207	207
Special Items	-	-	-	-	-
Operating Income (GAAP)	**$206**	**$230**	**$376**	**$532**	**$470**
Interest Income and Other	4	3	4	-	-
Loss Attributable to Non-Controlling Interest	-	1	-	-	-
Net Contribution to Earnings	**$210**	**$234**	**$380**	**$532**	**$470**

1. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment, and include Plum Creek operations for all periods shown. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

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ADJUSTED EBITDA RECONCILIATION: WOOD PRODUCTS $ Millions 2011 2012 2013 2014 2015 2016 Q2 YTD1 Lumber ($7) $130 $317 $319 $212 $147 OSB (4) 143 247 46 41 74 EWP 6 17 45 79 114 76 Distribution (37) (29) (33) 2 10 13 Other (1) (15) (2) - (5) (4) Adjusted EBITDA2 ($43) $246 $574 $446 $372 $306 Depletion, Depreciation & Amortization (151) (133) (123) (119) (106) (63) Special Items (52) 6 (10) - (8) - Operating Income (GAAP) ($246) $119 $441 $327 $258 $243 Interest Income and Other 3 1 - - - - Net Contribution to Earnings ($243) $120 $441 $327 $258 243 1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. 2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. 31